SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: August 8, 2003


                        MARX TOYS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)


                  Nevada           000-25037                 22-3360133
      (State of Incorporation)(Commission File Number)     (IRS Employer
                                                          Identification #)

                             Steven Wise, President
                              101 South 15th Street
                              Sebring, Ohio  44672
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (330) 938-1749
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     (a) On August 8, 2003, the Registrant notified its Independent Auditor, Ehrenkrantz Sterling & Co., LLC, that it was being replaced as the Independent Auditor of the Registrant, by Kempisty & Company, P.C.

On August 9, 2003, the management of the Registrant engaged Kempisty & Company, P.C located at 25 Madien Lane, New York, New York 10038, as its independent auditors to audit its financial statements for the fiscal year ended December 31, 2003. The decision to retain Kempisty & Company, P.C was approved by the Registrant's Board of Directors.

Ehrenkrantz Sterling & Co., LLC, has not issued any audit reports on the Registrant's financial statements since their appointment on December 26, 2001, and did not issue an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, however, Ehrenkrantz Sterling & Co., LLC`s report for the year ended December 3, 2002 and December 31, 2001 was modified as to the uncertainty of a going concern.

During the period of their engagement through August 8, 2003, there were no disagreements between Ehrenkrantz Sterling & Co., LLC, and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ehrenkrantz Sterling & Co., LLC, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Registrant`s financial statements, other than the fee dispute that has arisen between the parties.

The Registrant has furnished Ehrenkrantz Sterling & Co., LLC with a copy of this report and has requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the resignation letter is to be attached as Exhibit 16 to this Form 8-K by amendment.

     (b) Effective July 31, 2003, Kempisty & Company, P.C, has been retained as independent auditor of Marx Toys and Entertainment Corp., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending December 31, 2003. Prior to the engagement, Registrant did not consult with regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant`s financial statements, as well did not consult with Kempisty & Company, P.C, as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer`s financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits
        --------

Exhibit  Number     Description  of  Documents
---------------





     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

     By:  /s/  Steven  Wise
     ---------------------------------
     Steven  Wise
     President

Date:     August  4,  2003